UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 13, 2008

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On March 13, 2008, the compensation committee (“Compensation Committee”) of the Board of Directors of Kodiak Oil & Gas Corp. (the “Company”) approved a grant to each of the executive officers of the Company of performance-based stock options pursuant to the Company’s 2007 Stock Incentive Plan (“2007 Plan”), which stock options cover a total of 750,000 shares of the Company’s common stock (“Stock Options”).  Specifically, the Committee granted such Stock Options, as follows: Lynn Peterson, the Company’s President and Chief Executive Officer, received 300,000 Stock Options; James Catlin, the Company’s Chief Operating Officer and Secretary, received 300,000 Stock Options; and James Henderson, the Company’s Chief Financial Officer and Vice-President, received 150,000 Stock Options.  The exercise price of the Stock Options is $2.20 per share of common stock of the Company, which reflects the last reported sale price of the Company’s common stock on March 13, 2008, the date of grant.  It was intended that none of the Stock Options will be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

The Stock Options granted to each of the executive officers of the Company (1) shall be subject to the terms and conditions of the 2007 Plan, (2) shall be subject to the stock option agreements between the Company and each of the executive officers, the form of which is filed herewith as Exhibit No. 10.1 (“Performance-Based Stock Option Agreement”) and (3) shall vest on March 20, 2009, provided that the Company attains certain annual performance goals for the 2008 fiscal year, and provided that the respective executive officer is still employed by the Company on March 20, 2009.  The performance-based conditions include the following financial and performance factors of the Company for the 2008 fiscal year: total stockholder’s equity; net income (loss); adjusted EBITDA; oil and gas sales volume results; and proved reserves, as such factors are described in the Performance-Based Stock Option Agreement.  The Stock Options also include a discretionary element such that the Compensation Committee may, in its discretion, allow a certain number of the Stock Options to vest on March 20, 2009.  The foregoing summary is qualified by reference to the 2007 Plan and the Performance-Based Stock Option Agreement.

On March 13, 2008, the Compensation Committee also awarded annual discretionary bonuses to (1) Mr. Peterson in the amount of $150,000 and (2) Mr. Catlin in the amount of $150,000.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
10.1	Form of Non-Incentive Performance-Based Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson Vice President and Chief Financial Officer

Date: March 19, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Non-Incentive Performance-Based Stock Option Agreement